PROSPECTUS SUPPLEMENT

Global X Funds

SUPPLEMENT DATED JULY 23, 2010

TO THE PROSPECTUS DATED JULY 16, 2010

The following information supplements the information found in the prospectus for the Global X Funds.

The following funds are not operational and unavailable for purchase:

Global X Fishing ETF

Global X Food ETF

Global X Shipping ETF

Global X Waste Management ETF

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE